Date and Time: April 6, 2026 03:13 PM Pacific Time Exhibit 3.1

Mailing Address: PO Box 9431 Stn Prov Govt Victoria BC V8W 9V3 www.corporateonline.gov.bc.ca	Location: 2nd Floor - 940 Blanshard Street Victoria BC 1 877 526-1526

Notice of Alteration

FORM 11

BUSINESS CORPORATIONS ACT

Section 257

Filed Date and Time:	April 6, 2026 03:13 PM Pacific Time
NOTE:	Filed but not Effective - The Notice of Alteration may be withdrawn at any time prior to the specified date and time of alteration.

NOTICE OF ALTERATION

Incorporation Number:	Name of Company:
C1447134	ENGENE HOLDINGS INC.

Name Reservation Number:	Name Reserved:
NR0984968	ENGENE THERAPEUTICS INC.

ALTERATION EFFECTIVE DATE:
Specified Date and Time of Alteration: April 8, 2026 12:01 AM Pacific Time

CHANGE OF NAME OF COMPANY

From: ENGENE HOLDINGS INC.	To: ENGENE THERAPEUTICS INC.

Mailing Address: PO Box 9431 Stn Prov Govt Victoria BC V8W 9V3 www.corporateonline.gov.bc.ca	Location: 2nd Floor - 940 Blanshard Street Victoria BC 1 877 526-1526

Cover Sheet

ENGENE THERAPEUTICS INC.

Confirmation of Service
Form Filed:	Notice of Alteration
Date and Time of Filing:	April 6, 2026 03:13 PM Pacific Time
Alteration Effective Date:	Specified Date and Time of Alteration: April 8, 2026 12:01 AM Pacific Time
Name of Company:	ENGENE THERAPEUTICS INC.
Incorporation Number:	C1447134

This package contains:

•
Certified Copy of the Notice of Articles
•
Certificate of Name Change

Check your documents carefully to ensure there are no errors or omissions. If errors or omissions are discovered, please contact the Corporate Registry for instructions on how to correct the errors or omissions.

Mailing Address: PO Box 9431 Stn Prov Govt Victoria BC V8W 9V3 www.corporateonline.gov.bc.ca	Location: 2nd Floor - 940 Blanshard Street Victoria BC 1 877 526-1526

CERTIFIED COPY Of a Document filed with the Province of British Columbia Registrar of Companies

Notice of Articles

BUSINESS CORPORATIONS ACT	KERRY TAYLOR

This Notice of Articles was issued by the Registrar on: April 8, 2026 12:01 AM Pacific Time
Incorporation Number:	C1447134
Recognition Date and Time: Continued into British Columbia on October 31, 2023 12:07 AM Pacific Time

NOTICE OF ARTICLES

Name of Company:
ENGENE THERAPEUTICS INC.

REGISTERED OFFICE INFORMATION

Mailing Address: 1133 MELVILLE STREET SUITE 3500 THE STACK VANCOUVER BC V6E 4E5 CANADA	Delivery Address: 1133 MELVILLE STREET SUITE 3500 THE STACK VANCOUVER BC V6E 4E5 CANADA

RECORDS OFFICE INFORMATION

Mailing Address: 1133 MELVILLE STREET SUITE 3500 THE STACK VANCOUVER BC V6E 4E5 CANADA	Delivery Address: 1133 MELVILLE STREET SUITE 3500 THE STACK VANCOUVER BC V6E 4E5 CANADA

DIRECTOR INFORMATION
Last Name, First Name, Middle Name: Glickman, Richard M.
Mailing Address: [***]	Delivery Address: [***]
Last Name, First Name, Middle Name: Cooper, Ronald

Mailing Address: [***]	Delivery Address: [***]
Last Name, First Name, Middle Name: Heffernan, Michael
Mailing Address: 4868 RUE LEVY SUITE 220 SAINT-LAURENT QC H4R 2P1 CANADA	Delivery Address: 4868 RUE LEVY SUITE 220 SAINT-LAURENT QC H4R 2P1 CANADA
Last Name, First Name, Middle Name: Zoth, Lota
Mailing Address: [***]	Delivery Address: [***]
Last Name, First Name, Middle Name: Astley-Sparke, Philip
Mailing Address: 4868 RUE LEVY SUITE 220 SAINT-LAURENT QC H4R 2P1 CANADA	Delivery Address: 4868 RUE LEVY SUITE 220 SAINT-LAURENT QC H4R 2P1 CANADA
Last Name, First Name, Middle Name: Brunk, Gerald
Mailing Address: [***]	Delivery Address: [***]

Last Name, First Name, Middle Name: Joustra, Wouter
Mailing Address: [***]	Delivery Address: [***]
Last Name, First Name, Middle Name: Grossman, William

Mailing Address: 4868 RUE LEVY SUITE 220 SAINT-LAURENT QC H4R 2P1 CANADA	Delivery Address: 4868 RUE LEVY SUITE 220 SAINT-LAURENT QC H4R 2P1 CANADA
Last Name, First Name, Middle Name: Hastings, Paul
Mailing Address: [***]	Delivery Address: [***]

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	Common Shares	Without Par Value

With Special Rights or Restrictions attached

2.	No Maximum	Preferred Shares	Without Par Value

With Special Rights or Restrictions attached

Number: C1447134

CERTIFICATE

OF

CHANGE OF NAME

BUSINESS CORPORATIONS ACT

I Hereby Certify that ENGENE HOLDINGS INC. changed its name to ENGENE
THERAPEUTICS INC. on April 8, 2026 at 12:01 AM Pacific Time.

Issued under my hand at Victoria, British Columbia On April 8, 2026

KERRY TAYLOR Registrar of Companies Province of British Columbia Canada
ELECTRONIC CERTIFICATE